UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2011

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-8400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A (this “Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Real Goods Solar, Inc. (“Real Goods Solar”) on June 27, 2011 (the “Original Form 8-K”), to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original Form 8-K. No other modifications to the Original Form 8-K are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements for Earth Friendly Energy Group Holdings, LLC, a Delaware limited liability company (“Earth Friendly”), for the years ended December 31, 2010 and 2009, and unaudited financial statements for Earth Friendly for the interim periods ended June 21, 2011 and June 30, 2010, are attached as Exhibit 99.2 to this Current Report. The audited financial statements have been audited by the independent accounting firm for Earth Friendly and have neither been audited by nor reviewed by the independent accounting firm for Real Goods Solar.

(b)	Pro Forma Financial Information.

Pro forma condensed consolidated statement of operations for the year ended December 31, 2010 for Real Goods Solar and Earth Friendly and pro forma condensed consolidated statements of operations for the six months ended June 30, 2011 are attached as Exhibit 99.3 to this Current Report. These pro forma consolidated financial statements have been prepared on the assumption that the acquisition of Earth Friendly occurred at the beginning of the prior fiscal year of Real Goods Solar, January 1, 2010, although for financial reporting purposes the actual closing is deemed to have occurred on June 21, 2011, and have neither been audited nor reviewed by our independent accounting firm.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger effective as of June 21, 2011 among Real Goods Solar, Earth Friendly, Real Goods Alteris, LLC and Riverside Renewable Energy Investments, LLC, as agent for Earth Friendly.

23.1	Consent of CCR.

99.1*	Press release dated June 22, 2011.

99.2	Audited financial statements and supplementary data of Earth Friendly for the years ended December 31, 2010 and 2009, and unaudited financial statements and supplementary data of Earth Friendly for the interim periods ended June 21, 2011 and June 30, 2010, as required by Section 9.01(a).

99.3	Pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and for the six months ended June 30, 2011 for Real Goods Solar and Earth Friendly, as required by Section 9.01(b).

*	Previously filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Erik Zech
Erik Zech
Chief Financial Officer

Date: August 30, 2011

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